                                                IMPORTANT NOTICE
                                                REGARDING DELIVERY OF
                                                SHAREHOLDER DOCUMENTS

                                                SCHWAB
                                                ANALYTICS FUND(R)

                                                April 30, 2001

                                                Semiannual Report enclosed




                                                           [CHARLES SCHWAB LOGO]

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS


The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or
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intended to eliminate duplicate mailings of shareholder documents.

MAILING OF YOUR SCHWABFUNDS(R) SHAREHOLDER DOCUMENTS MAY BE HOUSEHOLDED INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE.


ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

All SchwabFunds prospectuses and shareholder reports are available free of charge and may be requested at any time by calling Schwab as indicated below. SchwabFunds prospectuses are also available on our Web site at www.schwab.com/schwabfunds.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

SCHWAB SIGNATURE SERVICES(TM) CLIENTS
Schwab Signature Services.

INVESTMENT MANAGER CLIENTS
Schwab at 800-515-2157, or your investment manager.

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Your instructions that householding not apply to your accounts holding
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
SCHWAB

ANALYTICS FUND(R)


                                                April 30, 2001

                                                SEMIANNUAL REPORT
[TWO MEN PHOTO]

                                                           [CHARLES SCHWAB LOGO]

SCHWAB

ANALYTICS FUND(R)


[PHOTO OF CHARLES SCHWAB]

Dear Shareholder:

Over the six months covered in this report, stock markets were very volatile, with most stocks losing ground. We did notice a slight rebound towards the end of April, although it's hard to be certain whether it signifies a larger trend.

In this uncertain environment, we suggest sticking to the fundamentals of investing. These include using asset allocation -- adequately diversifying your investments both among and within stocks, bonds and cash -- and maintaining a regular investing program.

By investing with SchwabFunds(R), you've already taken an important step. Our spectrum of 44 mutual funds is designed to help you meet your future goals. Whatever the market environment, the path to investment success involves keeping these goals in mind.

Thank you for choosing SchwabFunds.


Sincerely,
/s/ Charles Schwab

Charles Schwab


SEMIANNUAL REPORT

November 1, 2000 - April 30, 2001

 1   Market Overview

 5   The Fund

     The fund slightly underperformed its benchmark, the S&P 500, largely because of declines in technology stocks.

15   Financial Notes
     ---------------------------------------------------------------------------
19   HOW TO READ THIS REPORT

     An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

SLOWING PACE OF GROWTH PUTS PRESSURE ON U.S. ECONOMY.

Although the U.S. economy continued to grow during the report period, there were signs everywhere that the unprecedented ten-plus year stretch of economic growth might be ending.

During the fourth quarter of 2000, the nation's Gross Domestic Product (GDP; see chart, page 2) logged its slowest growth rate in over five years. Meanwhile, equity markets, which had set record highs earlier in the year, tumbled dramatically, and continued to fall during the first quarter of 2001 as well.

The Federal Reserve Bank (the Fed) responded by aggressively lowering interest rates, seeking to keep the suddenly fragile economy from slipping into a recession. During the first half of 2001, the Fed cut the key Federal Funds rate five times, for a total reduction of 2.5%.

While GDP increased slightly to 1.3% during the first quarter of 2001, it is still unclear whether a recession has been averted. Many parts of the U.S. economy remain weak, particularly the technology and industrial production sectors. Another key factor is consumer spending, which is expected to decline as the job layoffs that have been reported over the past several months begin to take their toll in the marketplace.

                     [GRAPHIC OF CHECKBOOK AND CALCULATOR]


--------------------------------------------------------------------------------
ASSET CLASS PERFORMANCE COMPARISON % returns during the report period
--------------------------------------------------------------------------------

This graph compares the performance of various asset classes during the report period.


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).


                [ASSET CLASS PERFORMANCE COMPARISON LINE GRAPH]


S&P 500(R)INDEX: measures                     LEHMAN BROTHERS AGGREGATE
U.S. large-cap stocks                         BOND INDEX: measures the U.S.
                                              bond market
RUSSELL 2000(R) Index: measures
U.S. small-cap stocks                         THREE-MONTH TREASURY BILLS
                                              (T-BILLS): measures short-term
MSCI-EAFE(R)INDEX: measures                   U.S. Treasury obligations
(in U.S. dollars) large-cap stocks in
Europe, Australasia and the Far East

              Three Month     Lehman
             Treasury Bills  Aggregate     MSCI EAFE(R)    Russell 2000(R)    S&P 500(R)
               (T-Bills)     Bond Index      Index        Small-Cap Index      Index
10/31/00            0             0              0                 0               0
 11/3/00         0.05          -0.1            2.4              2.04           -0.19
11/10/00         0.17          0.08           0.22             -3.32           -4.44
11/17/00         0.26           0.5          -1.27             -2.92           -4.32
11/24/00         0.35          0.79          -3.95             -5.09           -6.14
 12/1/00         0.44          1.34          -2.32             -8.08           -7.86
 12/8/00         0.53          2.29          -1.13             -3.58           -4.03
12/15/00         0.61          3.04          -2.11             -7.77           -8.07
12/22/00         0.83          3.69          -3.19             -6.76            -8.5
12/29/00         0.83          3.44          -0.27             -2.56           -7.42
  1/5/01         1.04          4.84          -0.08             -6.67           -8.96
 1/12/01         1.07          3.79          -1.78             -2.08           -7.54
 1/19/01         1.13          4.42          -0.95              -1.6           -5.86
 1/26/01          1.2          4.33          -1.47              0.54           -4.99
  2/2/01         1.28           5.1          -1.23              1.04            -5.3
  2/9/01         1.33           5.2          -4.14              0.28           -7.74
 2/16/01         1.39          4.93          -5.42              2.69           -8.67
 2/23/01         1.47          5.08          -8.56             -3.62          -12.58
  3/2/01         1.55          5.79          -8.33             -3.72          -13.29
  3/9/01         1.63          6.06          -7.54             -4.35          -13.34
 3/16/01         1.71          6.79         -14.86            -10.74          -19.16
 3/23/01         1.76             7         -15.62            -10.42          -19.93
 3/30/01         2.58          6.68         -13.95              -8.9          -18.41
  4/6/01          2.7          7.06          -12.7            -12.08          -20.65
 4/13/01         2.74          6.14         -11.11             -7.94          -16.78
 4/20/01         2.85          6.13          -9.02             -5.56          -12.59
 4/30/01         2.92          6.22          -8.11             -1.77          -12.07

MARKET OVERVIEW Continued


UNEMPLOYMENT RISES TO HIGHEST LEVEL SINCE 1998.

For much of 2000, the main concern about unemployment was that it had fallen so low -- under 4% -- that it might help bring on inflation. That fear has now been replaced by its opposite: concern that unemployment may be rising rapidly. As of the report date, unemployment was at its highest level since 1998, and was more than 0.5% above its notable lows of just seven months earlier.

Job losses have affected almost every industry in the economy, which means that it may be difficult for the economy to rebound quickly. Among economic forecasters, the consensus is that unemployment is likely to keep on rising as the economy softens and companies put into effect the layoffs they announced earlier this year.

--------------------------------------------------------------------------------
The country lost 223,000 jobs in April, many of them in the business services and manufacturing sectors.
--------------------------------------------------------------------------------
Source: Bureau of Labor Statistics.

INFLATION REMAINS IN CHECK.

On a positive note, the soft economy and falling interest rates suggest that the risk of inflation is currently very low. Employers continue to benefit from strong worker productivity, which has helped to control labor costs, and consumer prices have been relatively stable.

At the same time, however, consumers are facing steep increases in the costs of gas and energy. Economists will be keeping a watch on gas and energy prices as summer approaches and demand for these resources goes up.


ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.
--------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior and therefore the funds during the report period.


REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for the past ten years but slowed dramatically in the 4th quarter of 2000. Real GDP grew just 1% during the quarter. The economy grew modestly during Q1 2001, recording a gain of 1.3%.

                          [REAL GDP GROWTH BAR CHART]

                        Q2 1991                    2.6
                        Q3 1991                    1.3
                        Q4 1991                    2.5
                        Q1 1992                    3.8
                        Q2 1992                    3.8
                        Q3 1992                    3.1
                        Q4 1992                    5.4
                        Q1 1993                    0.1
                        Q2 1993                    2.5
                        Q3 1993                    1.8
                        Q4 1993                    6.2
                        Q1 1994                    3.4
                        Q2 1994                    5.7
                        Q3 1994                    2.2
                        Q4 1994                      5
                        Q1 1995                    1.5
                        Q2 1995                    0.8
                        Q3 1995                    3.1
                        Q4 1995                    3.2
                        Q1 1996                    2.9
                        Q2 1996                    6.8
                        Q3 1996                      2
                        Q4 1996                    4.6
                        Q1 1997                    4.4
                        Q2 1997                    5.9
                        Q3 1997                    4.2
                        Q4 1997                    2.8
                        Q1 1998                    6.5
                        Q2 1998                    2.9
                        Q3 1998                    3.4
                        Q4 1998                    5.6
                        Q1 1999                    3.5
                        Q2 1999                    2.5
                        Q3 1999                    5.7
                        Q4 1999                    8.3
                        Q1 2000                    4.8
                        Q2 2000                    5.6
                        Q3 2000                    2.2
                        Q4 2000                      1
                        Q1 2001                    1.3

Gross domestic product, a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

STOCKS TUMBLE WHILE BONDS POST HEALTHY RETURNS.


The dramatic decline of equity markets that began in the last quarter of 2000 continued during the report period, leaving stocks in bear market territory for the first time in years. In the U.S. as well as overseas, stocks of all sizes posted negative returns for the period.

                      [PEOPLE BIDDING/STOCK MARKET PHOTO]

The biggest declines were in the technology sector, where the dot-com boom of the past several years had driven market valuations to historic highs. As many of these new Internet startups began to downsize or go under, the technology sector collapsed, with the Nasdaq composite index losing more than a third of its value during the report period. However, stocks did rebound somewhat as the period came to a close, with most major indices posting positive gains for the month of April.

--------------------------------------------------------------------------------
Concerned about high valuations in the face of a slowing economy, investors fled stocks and turned to more conservative investments.
--------------------------------------------------------------------------------


The bond market continued to perform relatively strongly, with positive returns for the report period. Bonds benefited from the U.S. Treasury's decision to use part of the surplus to buy back bonds, which reduced supply and increased returns on bond


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment rose dramatically during the period, reaching its highest level since 1998. The unemployment rate was 4.5% during April 2001 reflecting the widespread job cuts over the past few months.

                      [U.S. UNEMPLOYMENT RATE LINE GRAPH]

                        May-91                  6.9
                        Jun-91                  6.9
                        Jul-91                  6.8
                        Aug-91                  6.9
                        Sep-91                  6.9
                        Oct-91                    7
                        Nov-91                    7
                        Dec-91                  7.3
                        Jan-92                  7.3
                        Feb-92                  7.4
                        Mar-92                  7.4
                        Apr-92                  7.4
                        May-92                  7.6
                        Jun-92                  7.8
                        Jul-92                  7.7
                        Aug-92                  7.6
                        Sep-92                  7.6
                        Oct-92                  7.3
                        Nov-92                  7.4
                        Dec-92                  7.4
                        Jan-93                  7.3
                        Feb-93                  7.1
                        Mar-93                    7
                        Apr-93                  7.1
                        May-93                  7.1
                        Jun-93                    7
                        Jul-93                  6.9
                        Aug-93                  6.8
                        Sep-93                  6.7
                        Oct-93                  6.8
                        Nov-93                  6.6
                        Dec-93                  6.5
                        Jan-94                  6.8
                        Feb-94                  6.6
                        Mar-94                  6.5
                        Apr-94                  6.4
                        May-94                  6.1
                        Jun-94                  6.1
                        Jul-94                  6.3
                        Aug-94                    6
                        Sep-94                  5.8
                        Oct-94                  5.8
                        Nov-94                  5.6
                        Dec-94                  5.5
                        Jan-95                  5.6
                        Feb-95                  5.4
                        Mar-95                  5.3
                        Apr-95                  5.8
                        May-95                  5.8
                        Jun-95                  5.6
                        Jul-95                  5.6
                        Aug-95                  5.7
                        Sep-95                  5.6
                        Oct-95                  5.5
                        Nov-95                  5.7
                        Dec-95                  5.6
                        Jan-96                  5.6
                        Feb-96                  5.5
                        Mar-96                  5.6
                        Apr-96                  5.5
                        May-96                  5.6
                        Jun-96                  5.3
                        Jul-96                  5.5
                        Aug-96                  5.1
                        Sep-96                  5.2
                        Oct-96                  5.2
                        Nov-96                  5.3
                        Dec-96                  5.4
                        Jan-97                  5.3
                        Feb-97                  5.3
                        Mar-97                  5.1
                        Apr-97                    5
                        May-97                  4.7
                        Jun-97                    5
                        Jul-97                  4.7
                        Aug-97                  4.9
                        Sep-97                  4.7
                        Oct-97                  4.7
                        Nov-97                  4.6
                        Dec-97                  4.7
                        Jan-98                  4.5
                        Feb-98                  4.6
                        Mar-98                  4.6
                        Apr-98                  4.3
                        May-98                  4.3
                        Jun-98                  4.5
                        Jul-98                  4.5
                        Aug-98                  4.5
                        Sep-98                  4.5
                        Oct-98                  4.5
                        Nov-98                  4.4
                        Dec-98                  4.3
                        Jan-99                  4.3
                        Feb-99                  4.4
                        Mar-99                  4.2
                        Apr-99                  4.3
                        May-99                  4.2
                        Jun-99                  4.3
                        Jul-99                  4.3
                        Aug-99                  4.2
                        Sep-99                  4.2
                        Oct-99                  4.1
                        Nov-99                  4.1
                        Dec-99                  4.1
                        Jan-00                    4
                        Feb-00                  4.1
                        Mar-00                  4.1
                        Apr-00                  3.9
                        May-00                  4.1
                        Jun-00                    4
                        Jul-00                    4
                        Aug-00                  4.1
                        Sep-00                  3.9
                        Oct-00                  3.9
                        Nov-00                    4
                        Dec-00                    4
                        Jan-01                  4.2
                        Feb-01                  4.2
                        Mar-01                  4.3
                        Apr-01                  4.5

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 3.3% for the 12 months ended April 30, 2001 (2.6% if food and energy are excluded). ECI rose 4.1% for the 12 months ended March 31, 2001.

                       [MEASURES OF INFLATION LINE GRAPH]

                         Consumer
      Date              Price Index           Date         Employment Cost Index
     May-91                   5              Jun-91                 4.6
     Jun-91                 4.7              Sep-91                 4.3
     Jul-91                 4.4              Dec-91                 4.3
     Aug-91                 3.8              Mar-92                   4
     Sep-91                 3.4              Jun-92                 3.6
     Oct-91                 2.9              Sep-92                 3.5
     Nov-91                   3              Dec-92                 3.5
     Dec-91                 3.1              Mar-93                 3.5
     Jan-92                 2.6              Jun-93                 3.6
     Feb-92                 2.8              Sep-93                 3.6
     Mar-92                 3.2              Dec-93                 3.5
     Apr-92                 3.2              Mar-94                 3.2
     May-92                   3              Jun-94                 3.2
     Jun-92                 3.1              Sep-94                 3.2
     Jul-92                 3.2              Dec-94                   3
     Aug-92                 3.1              Mar-95                 2.9
     Sep-92                   3              Jun-95                 2.9
     Oct-92                 3.2              Sep-95                 2.7
     Nov-92                   3              Dec-95                 2.7
     Dec-92                 2.9              Mar-96                 2.8
     Jan-93                 3.3              Jun-96                 2.9
     Feb-93                 3.2              Sep-96                 2.8
     Mar-93                 3.1              Dec-96                 2.9
     Apr-93                 3.2              Mar-97                 2.9
     May-93                 3.2              Jun-97                 2.8
     Jun-93                   3              Sep-97                   3
     Jul-93                 2.8              Dec-97                 3.3
     Aug-93                 2.8              Mar-98                 3.3
     Sep-93                 2.7              Jun-98                 3.5
     Oct-93                 2.8              Sep-98                 3.7
     Nov-93                 2.7              Dec-98                 3.4
     Dec-93                 2.7              Mar-99                   3
     Jan-94                 2.5              Jun-99                 3.2
     Feb-94                 2.5              Sep-99                 3.1
     Mar-94                 2.5              Dec-99                 3.4
     Apr-94                 2.4              Mar-00                 4.3
     May-94                 2.3              Jun-00                 4.4
     Jun-94                 2.5              Sep-00                 4.3
     Jul-94                 2.8              Dec-00                 4.1
     Aug-94                 2.9               1-Mar                 4.1
     Sep-94                   3
     Oct-94                 2.6
     Nov-94                 2.7
     Dec-94                 2.7
     Jan-95                 2.8
     Feb-95                 2.9
     Mar-95                 2.9
     Apr-95                 3.1
     May-95                 3.2
     Jun-95                   3
     Jul-95                 2.8
     Aug-95                 2.6
     Sep-95                 2.5
     Oct-95                 2.8
     Nov-95                 2.6
     Dec-95                 2.5
     Jan-96                 2.7
     Feb-96                 2.7
     Mar-96                 2.8
     Apr-96                 2.9
     May-96                 2.9
     Jun-96                 2.8
     Jul-96                   3
     Aug-96                 2.9
     Sep-96                   3
     Oct-96                   3
     Nov-96                 3.3
     Dec-96                 3.3
     Jan-97                   3
     Feb-97                   3
     Mar-97                 2.8
     Apr-97                 2.5
     May-97                 2.2
     Jun-97                 2.3
     Jul-97                 2.2
     Aug-97                 2.2
     Sep-97                 2.2
     Oct-97                 2.1
     Nov-97                 1.8
     Dec-97                 1.7
     Jan-98                 1.6
     Feb-98                 1.4
     Mar-98                 1.4
     Apr-98                 1.4
     May-98                 1.7
     Jun-98                 1.7
     Jul-98                 1.7
     Aug-98                 1.6
     Sep-98                 1.5
     Oct-98                 1.5
     Nov-98                 1.5
     Dec-98                 1.6
     Jan-99                 1.7
     Feb-99                 1.6
     Mar-99                 1.7
     Apr-99                 2.3
     May-99                 2.1
     Jun-99                   2
     Jul-99                 2.1
     Aug-99                 2.3
     Sep-99                 2.6
     Oct-99                 2.6
     Nov-99                 2.6
     Dec-99                 2.7
     Jan-00                 2.7
     Feb-00                 3.2
     Mar-00                 3.7
     Apr-00                   3
     May-00                 3.1
     Jun-00                 3.7
     Jul-00                 3.7
     Aug-00                 3.4
     Sep-00                 3.5
     Oct-00                 3.4
     Nov-00                 3.4
     Dec-00                 3.4
     Jan-01                 3.7
     Feb-01                 3.5
     Mar-01                 2.9
     Apr-01

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued


investments. Bond performance also got a boost as investors looking for alternatives to stocks competed for a limited supply of bonds. The Fed's reduction of short-term interest rates only helped to boost returns on bonds, while also lifting the performance of short-term debt securities.

ON THE HORIZON: SLOWER GROWTH.

Recent evidence indicates that the economy has indeed slowed and while there has been talk of a possible recession in the press, it is unclear whether the economy will continue to slow or avoid a downturn. The Fed has certainly indicated that it is concerned about a recession by aggressively reducing interest rates, in order to increase the level of economic activity. The slowdown provided momentum for President Bush's proposed tax-cut package, which was passed by Congress after the close of the report period. The hope is that the combination of lower short-term rates and the tax cut will provide the necessary stimulus to avoid an economic downturn, while setting the stage for continued growth during the second half of the year.

--------------------------------------------------------------------------------
In spite of the many signs of economic weakness to date, it's still unclear whether the economy will shrink or grow in the second half of 2001.
--------------------------------------------------------------------------------


S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index

Despite the recent downturn in stocks, the P/E ratio of the S&P 500 ended the report period at 28.14, a level significantly above the 30-year average of 16.15.

               [S&P 500(R) PRICE/EARNINGS RATIO (P/E) LINE GRAPH]

                                    S&P 500              30-YEAR
                                    PE Ratio             AVERAGE
               May-91                 18.23                15.8
               Jun-91                  17.7                15.8
               Jul-91                 18.37                15.8
               Aug-91                 20.35                15.8
               Sep-91                 19.98                15.8
               Oct-91                 20.37                15.8
               Nov-91                 20.99                15.8
               Dec-91                 22.89                15.8
               Jan-92                 23.03                15.8
               Feb-92                 25.78                15.8
               Mar-92                 25.51                15.8
               Apr-92                 26.03                15.8
               May-92                 25.22                15.8
               Jun-92                 25.23                15.8
               Jul-92                 26.08                15.8
               Aug-92                 24.22                15.8
               Sep-92                  24.7                15.8
               Oct-92                 24.64                15.8
               Nov-92                  23.8                15.8
               Dec-92                 24.31                15.8
               Jan-93                 24.29                15.8
               Feb-93                 24.44                15.8
               Mar-93                 23.48                15.8
               Apr-93                 22.92                15.8
               May-93                 22.96                15.8
               Jun-93                  22.9                15.8
               Jul-93                 22.91                15.8
               Aug-93                 24.21                15.8
               Sep-93                 23.77                15.8
               Oct-93                 24.04                15.8
               Nov-93                 22.52                15.8
               Dec-93                 22.95                15.8
               Jan-94                 22.98                15.8
               Feb-94                 21.17                15.8
               Mar-94                 20.34                15.8
               Apr-94                  20.1                15.8
               May-94                 20.16                15.8
               Jun-94                 19.77                15.8
               Jul-94                 18.63                15.8
               Aug-94                 18.91                15.8
               Sep-94                 18.32                15.8
               Oct-94                 17.51                15.8
               Nov-94                 16.56                15.8
               Dec-94                 16.98                15.8
               Jan-95                 16.05                15.8
               Feb-95                 16.22                15.8
               Mar-95                 16.47                15.8
               Apr-95                    16                15.8
               May-95                 16.45                15.8
               Jun-95                 16.77                15.8
               Jul-95                 16.61                15.8
               Aug-95                 16.18                15.8
               Sep-95                 16.85                15.8
               Oct-95                 16.18                15.8
               Nov-95                 17.86                15.8
               Dec-95                 17.41                15.8
               Jan-96                 18.29                15.8
               Feb-96                 18.57                15.8
               Mar-96                 18.94                15.8
               Apr-96                 19.16                15.8
               May-96                 19.48                15.8
               Jun-96                  19.3                15.8
               Jul-96                 18.31                15.8
               Aug-96                 18.62                15.8
               Sep-96                 19.73                15.8
               Oct-96                 19.59                15.8
               Nov-96                 21.06                15.8
               Dec-96                 20.77                15.8
               Jan-97                 20.52                15.8
               Feb-97                 20.95                15.8
               Mar-97                 19.87                15.8
               Apr-97                 20.23                15.8
               May-97                 21.45                15.8
               Jun-97                 22.44                15.8
               Jul-97                 23.99                15.8
               Aug-97                 22.74                15.8
               Sep-97                    24                15.8
               Oct-97                 22.84                15.8
               Nov-97                 24.12                15.8
               Dec-97                 24.53                15.8
               Jan-98                 25.03                15.8
               Feb-98                 26.49                15.8
               Mar-98                 27.98                15.8
               Apr-98                 26.69                15.8
               May-98                 26.15                15.8
               Jun-98                 27.27                15.8
               Jul-98                 26.94                15.8
               Aug-98                  22.9                15.8
               Sep-98                 24.35                15.8
               Oct-98                 28.07                15.8
               Nov-98                 30.31                15.8
               Dec-98                 32.15                15.8
               Jan-99                  33.9                15.8
               Feb-99                 32.64                15.8
               Mar-99                 33.92                15.8
               Apr-99                  33.9                15.8
               May-99                 32.74                15.8
               Jun-99                  34.7                15.8
               Jul-99                 31.31                15.8
               Aug-99                 31.21                15.8
               Sep-99                 30.39                15.8
               Oct-99                 30.41                15.8
               Nov-99                 30.65                15.8
               Dec-99                 32.53                15.8
               Jan-00                 29.78                15.8
               Feb-00                 28.59                15.8
               Mar-00                  31.5                15.8
               Apr-00                 29.41                15.8
               May-00                 28.82                15.8
               Jun-00                 29.31                15.8
               Jul-00                 28.94                15.8
               Aug-00                 30.35                15.8
               Sep-00                 28.64                15.8
               Oct-00                  27.5                15.8
               Nov-00                 25.42                15.8
               Dec-00                 25.39                15.8
               Jan-01                 27.96                15.8
               Feb-01                 25.32                15.8
               Mar-01                  24.1                15.8
               Apr-01                 28.14                15.8

P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them, relative to earnings. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.


YIELDS OF U.S. TREASURY BONDS

Effective yields of five-year and ten-year Treasuries

With its buyback program, the Treasury emerged as a major customer for its own bonds, driving prices up (and yields down) during the report period.

                   [YIELDS OF U.S. TREASURY BONDS LINE GRAPH]

                                 FIVE YEAR          TEN YEAR
                                 TREASURY           TREASURY
                                 BOND YIELD        BOND YIELD
                   May-91           7.66              8.04
                   May-91           7.75               8.1
                   May-91           7.75              8.09
                   May-91           7.69              8.09
                   May-91           7.71              8.06
                   Jun-91           7.95              8.28
                   Jun-91           7.92              8.27
                   Jun-91           7.94              8.32
                   Jun-91           7.88              8.23
                   Jul-91           8.01              8.34
                   Jul-91           7.91              8.26
                   Jul-91            7.9              8.28
                   Jul-91           7.81               8.2
                   Aug-91           7.63              8.06
                   Aug-91           7.49              7.98
                   Aug-91           7.31              7.83
                   Aug-91           7.37              7.87
                   Aug-91           7.34              7.82
                   Sep-91           7.24              7.76
                   Sep-91           7.11              7.64
                   Sep-91           7.07              7.57
                   Sep-91           6.95              7.48
                   Oct-91           6.79              7.39
                   Oct-91           6.81              7.45
                   Oct-91           6.86              7.51
                   Oct-91           6.97              7.67
                   Nov-91           6.72              7.48
                   Nov-91           6.67              7.42
                   Nov-91           6.53              7.31
                   Nov-91           6.55              7.45
                   Nov-91           6.48              7.38
                   Dec-91           6.29              7.23
                   Dec-91           6.27              7.21
                   Dec-91           6.04              6.97
                   Dec-91           6.01              6.83
                   Jan-92           6.03              6.84
                   Jan-92           6.12              6.85
                   Jan-92           6.33              7.09
                   Jan-92           6.41              7.24
                   Jan-92           6.43              7.28
                   Feb-92           6.36              7.18
                   Feb-92           6.64              7.39
                   Feb-92           6.76              7.45
                   Feb-92           6.57              7.25
                   Mar-92           6.85              7.48
                   Mar-92           7.13               7.7
                   Mar-92            7.1              7.63
                   Mar-92           6.95              7.52
                   Apr-92           6.75               7.4
                   Apr-92           6.62              7.36
                   Apr-92           6.77              7.45
                   Apr-92           6.83              7.52
                   May-92           6.82              7.55
                   May-92           6.72              7.41
                   May-92           6.59              7.29
                   May-92            6.7              7.35
                   May-92           6.61              7.32
                   Jun-92           6.56              7.31
                   Jun-92           6.49              7.28
                   Jun-92           6.43              7.24
                   Jun-92           6.33              7.15
                   Jul-92           6.03              6.93
                   Jul-92           5.91              6.92
                   Jul-92            5.8               6.9
                   Jul-92           5.65              6.74
                   Jul-92           5.83              6.71
                   Aug-92           5.56              6.56
                   Aug-92           5.51              6.52
                   Aug-92           5.51              6.52
                   Aug-92           5.61              6.63
                   Sep-92           5.29               6.4
                   Sep-92           5.32              6.36
                   Sep-92           5.39              6.41
                   Sep-92           5.35              6.41
                   Oct-92           5.21              6.25
                   Oct-92           5.51              6.52
                   Oct-92           5.55              6.59
                   Oct-92           5.88              6.81
                   Oct-92           5.89              6.79
                   Nov-92           6.03              6.97
                   Nov-92           6.01              6.82
                   Nov-92           6.06              6.83
                   Nov-92           6.24              6.92
                   Dec-92            6.1              6.82
                   Dec-92           6.11              6.79
                   Dec-92           6.06              6.74
                   Dec-92           6.03              6.68
                   Jan-93              6              6.69
                   Jan-93           5.96              6.73
                   Jan-93           5.79              6.59
                   Jan-93           5.74              6.54
                   Jan-93           5.55              6.36
                   Feb-93           5.43              6.31
                   Feb-93           5.62              6.33
                   Feb-93           5.28              6.15
                   Feb-93           5.21              6.02
                   Mar-93            5.1              5.86
                   Mar-93           5.35              6.12
                   Mar-93           5.17              5.96
                   Mar-93           5.34              6.09
                   Apr-93            5.3              6.16
                   Apr-93           5.12              5.97
                   Apr-93           5.06              5.89
                   Apr-93           5.05              5.89
                   Apr-93           5.11              6.01
                   May-93           5.03               5.9
                   May-93           5.19              6.02
                   May-93           5.32              6.14
                   May-93           5.37              6.15
                   Jun-93           5.36              6.09
                   Jun-93           5.21              5.97
                   Jun-93           5.21              5.94
                   Jun-93           5.12              5.81
                   Jul-93           4.98              5.75
                   Jul-93              5              5.74
                   Jul-93           4.99              5.69
                   Jul-93           5.26              5.93
                   Jul-93           5.15              5.81
                   Aug-93           5.15              5.84
                   Aug-93           5.06              5.72
                   Aug-93           4.96              5.62
                   Aug-93           4.85              5.49
                   Sep-93           4.64               5.3
                   Sep-93           4.67              5.28
                   Sep-93           4.75              5.38
                   Sep-93           4.77              5.39
                   Oct-93           4.73              5.34
                   Oct-93           4.62              5.26
                   Oct-93           4.58              5.17
                   Oct-93           4.76               5.4
                   Oct-93           4.85              5.43
                   Nov-93           5.11              5.73
                   Nov-93           5.01              5.65
                   Nov-93           5.16              5.84
                   Nov-93           5.08              5.74
                   Dec-93           5.14              5.76
                   Dec-93           5.15              5.74
                   Dec-93           5.14              5.77
                   Dec-93           5.11              5.69
                   Dec-93           5.21               5.8
                   Jan-94           5.02              5.65
                   Jan-94            5.1              5.73
                   Jan-94           5.04              5.68
                   Jan-94           5.01              5.64
                   Feb-94            5.3              5.87
                   Feb-94           5.33              5.88
                   Feb-94           5.52              6.09
                   Feb-94           5.64               6.2
                   Mar-94           5.82              6.37
                   Mar-94           5.89              6.45
                   Mar-94           5.98               6.5
                   Mar-94           6.12              6.64
                   Apr-94           6.45              6.94
                   Apr-94           6.45              6.93
                   Apr-94            6.5              6.96
                   Apr-94           6.54              6.94
                   Apr-94           6.64              7.04
                   May-94           6.96              7.35
                   May-94           6.87              7.28
                   May-94           6.59              7.02
                   May-94           6.72              7.12
                   Jun-94           6.61              6.99
                   Jun-94            6.6              7.02
                   Jun-94            6.7              7.13
                   Jun-94           6.84              7.21
                   Jul-94           6.95              7.32
                   Jul-94           7.04              7.42
                   Jul-94           6.84              7.25
                   Jul-94           6.91              7.28
                   Jul-94           6.73              7.11
                   Aug-94           6.93              7.27
                   Aug-94           6.95              7.29
                   Aug-94            6.9              7.26
                   Aug-94           6.87              7.23
                   Sep-94           6.81               7.2
                   Sep-94           7.05              7.43
                   Sep-94           7.12               7.5
                   Sep-94            7.2              7.56
                   Sep-94           7.28              7.61
                   Oct-94           7.34              7.69
                   Oct-94           7.25               7.6
                   Oct-94           7.45              7.79
                   Oct-94           7.47               7.8
                   Nov-94           7.72              8.03
                   Nov-94            7.7              7.99
                   Nov-94           7.79              8.01
                   Nov-94           7.65              7.79
                   Dec-94           7.71              7.81
                   Dec-94           7.75              7.79
                   Dec-94           7.76               7.8
                   Dec-94           7.84              7.83
                   Dec-94           7.83              7.82
                   Jan-95           7.87              7.86
                   Jan-95           7.63              7.68
                   Jan-95           7.79              7.81
                   Jan-95           7.55              7.62
                   Feb-95           7.41               7.5
                   Feb-95           7.54              7.61
                   Feb-95           7.34              7.42
                   Feb-95           7.15              7.31
                   Mar-95           7.18              7.34
                   Mar-95           7.06              7.22
                   Mar-95           6.96              7.11
                   Mar-95           6.92              7.08
                   Mar-95           7.08               7.2
                   Apr-95           6.94              7.11
                   Apr-95           6.81              7.02
                   Apr-95           6.76                 7
                   Apr-95           6.89              7.06
                   May-95           6.45              6.68
                   May-95           6.45              6.67
                   May-95           6.45              6.63
                   May-95           6.18               6.4
                   Jun-95           5.83               6.1
                   Jun-95           6.21               6.4
                   Jun-95           5.95               6.2
                   Jun-95           5.81              6.05
                   Jun-95           5.97              6.21
                   Jul-95           5.76              6.05
                   Jul-95            5.9              6.16
                   Jul-95           6.27              6.53
                   Jul-95           6.22              6.47
                   Aug-95           6.21              6.49
                   Aug-95           6.38              6.61
                   Aug-95           6.36              6.56
                   Aug-95           6.11              6.35
                   Sep-95           6.02              6.23
                   Sep-95           6.03              6.22
                   Sep-95           5.93              6.13
                   Sep-95           6.06              6.24
                   Sep-95           6.02              6.18
                   Oct-95           5.88              6.06
                   Oct-95            5.8              5.96
                   Oct-95            5.9              6.04
                   Oct-95           5.83              6.04
                   Nov-95            5.7              5.94
                   Nov-95           5.77                 6
                   Nov-95           5.65              5.91
                   Nov-95           5.69              5.91
                   Dec-95            5.5              5.71
                   Dec-95           5.56              5.72
                   Dec-95           5.57              5.76
                   Dec-95            5.5              5.71
                   Dec-95           5.38              5.57
                   Jan-96           5.41              5.67
                   Jan-96           5.43              5.74
                   Jan-96           5.27              5.53
                   Jan-96           5.33              5.63
                   Feb-96           5.26              5.67
                   Feb-96           5.23              5.66
                   Feb-96            5.3              5.78
                   Feb-96           5.51              5.96
                   Mar-96           5.58              5.96
                   Mar-96           6.06              6.41
                   Mar-96           6.18              6.45
                   Mar-96           6.06              6.33
                   Mar-96           6.09              6.33
                   Apr-96           6.38              6.55
                   Apr-96           6.29               6.5
                   Apr-96           6.32              6.52
                   Apr-96           6.28              6.53
                   May-96            6.6               6.9
                   May-96           6.47              6.75
                   May-96           6.41              6.65
                   May-96           6.41              6.51
                   May-96           6.63              6.85
                   Jun-96            6.7               6.9
                   Jun-96            6.7              6.93
                   Jun-96           6.72              6.95
                   Jun-96           6.46              6.71
                   Jul-96           6.82              7.15
                   Jul-96           6.65              6.86
                   Jul-96           6.57              6.79
                   Jul-96           6.63              6.85
                   Aug-96           6.27              6.51
                   Aug-96           6.22              6.48
                   Aug-96            6.3              6.55
                   Aug-96           6.51              6.75
                   Aug-96           6.72              6.94
                   Sep-96            6.7              6.92
                   Sep-96           6.47              6.72
                   Sep-96           6.62              6.84
                   Sep-96           6.44              6.68
                   Oct-96           6.21              6.48
                   Oct-96           6.28              6.55
                   Oct-96           6.25               6.5
                   Oct-96           6.26              6.54
                   Nov-96           6.11              6.38
                   Nov-96           6.03              6.25
                   Nov-96           5.96              6.18
                   Nov-96           5.93              6.14
                   Nov-96           5.83              6.04
                   Dec-96           5.99              6.24
                   Dec-96           6.05              6.31
                   Dec-96           6.14              6.36
                   Dec-96           6.08              6.29
                   Jan-97           6.27               6.5
                   Jan-97           6.38              6.61
                   Jan-97           6.31              6.54
                   Jan-97           6.39              6.62
                   Jan-97           6.25              6.49
                   Feb-97           6.15               6.4
                   Feb-97           6.06              6.27
                   Feb-97           6.16              6.37
                   Feb-97           6.39              6.55
                   Mar-97           6.37              6.54
                   Mar-97           6.52              6.69
                   Mar-97           6.62              6.75
                   Mar-97           6.78              6.91
                   Apr-97           6.76              6.91
                   Apr-97           6.84              6.97
                   Apr-97           6.71              6.83
                   Apr-97           6.84              6.94
                   May-97           6.51              6.64
                   May-97           6.52              6.67
                   May-97           6.55              6.72
                   May-97           6.58              6.74
                   May-97            6.5              6.59
                   Jun-97           6.37              6.49
                   Jun-97           6.25              6.43
                   Jun-97           6.27              6.37
                   Jun-97           6.33              6.45
                   Jul-97           6.19              6.31
                   Jul-97           6.12              6.22
                   Jul-97           6.14              6.24
                   Jul-97           6.08              6.18
                   Aug-97           6.07              6.18
                   Aug-97           6.22              6.37
                   Aug-97           6.06              6.24
                   Aug-97           6.19              6.36
                   Aug-97           6.22              6.34
                   Sep-97           6.23              6.35
                   Sep-97           6.17              6.28
                   Sep-97           6.01              6.09
                   Sep-97           5.99              6.08
                   Oct-97           5.87              5.99
                   Oct-97           6.02              6.14
                   Oct-97           6.08              6.16
                   Oct-97            5.9              5.98
                   Oct-97           5.71              5.83
                   Nov-97           5.81               5.9
                   Nov-97            5.8              5.88
                   Nov-97           5.75              5.81
                   Nov-97           5.84              5.87
                   Dec-97           5.88              5.91
                   Dec-97           5.69              5.73
                   Dec-97           5.71              5.74
                   Dec-97           5.71              5.74
                   Jan-98           5.61              5.65
                   Jan-98           5.25              5.41
                   Jan-98            5.4              5.53
                   Jan-98           5.52              5.69
                   Jan-98           5.38              5.05
                   Feb-98           5.47              5.62
                   Feb-98           5.42              5.48
                   Feb-98           5.49              5.54
                   Feb-98           5.59              5.62
                   Mar-98           5.65              5.71
                   Mar-98           5.53              5.58
                   Mar-98           5.55              5.56
                   Mar-98           5.68              5.68
                   Apr-98           5.49              5.48
                   Apr-98           5.56              5.58
                   Apr-98           5.56              5.59
                   Apr-98           5.63              5.66
                   May-98           5.62              5.66
                   May-98           5.65              5.71
                   May-98           5.67              5.68
                   May-98           5.64              5.64
                   May-98           5.55              5.55
                   Jun-98           5.59              5.58
                   Jun-98           5.45              5.43
                   Jun-98           5.51              5.46
                   Jun-98           5.49              5.45
                   Jul-98           5.41              5.41
                   Jul-98            5.4              5.41
                   Jul-98           5.49              5.51
                   Jul-98           5.48              5.46
                   Jul-98            5.5              5.49
                   Aug-98           5.38               5.4
                   Aug-98           5.33              5.39
                   Aug-98           5.19              5.29
                   Aug-98            4.9              5.06
                   Sep-98           4.89              5.01
                   Sep-98           4.65              4.83
                   Sep-98           4.52               4.7
                   Sep-98           4.37              4.56
                   Oct-98           4.08              4.28
                   Oct-98           4.46              4.78
                   Oct-98           4.04              4.44
                   Oct-98            4.3               4.7
                   Oct-98           4.23              4.61
                   Nov-98           4.59              4.94
                   Nov-98            4.5              4.81
                   Nov-98            4.6              4.81
                   Nov-98           4.59              4.81
                   Dec-98           4.39              4.63
                   Dec-98           4.39              4.62
                   Dec-98           4.36              4.56
                   Dec-98           4.71              4.85
                   Jan-99           4.54              4.65
                   Jan-99           4.73              4.87
                   Jan-99           4.55              4.69
                   Jan-99           4.52              4.62
                   Jan-99           4.55              4.65
                   Feb-99           4.86              4.94
                   Feb-99           4.96              5.05
                   Feb-99           4.99              5.07
                   Feb-99           5.22              5.29
                   Mar-99           5.22              5.31
                   Mar-99           5.06              5.15
                   Mar-99           5.08              5.18
                   Mar-99           5.08               5.2
                   Apr-99           4.96              5.19
                   Apr-99           4.96              5.05
                   Apr-99           5.11              5.22
                   Apr-99           5.14              5.25
                   Apr-99           5.21              5.35
                   May-99           5.37              5.54
                   May-99            5.5              5.63
                   May-99           5.43               5.5
                   May-99           5.58              5.62
                   Jun-99           5.73              5.81
                   Jun-99           5.91              6.03
                   Jun-99           5.73              5.83
                   Jun-99           5.89              6.01
                   Jul-99           5.69              5.83
                   Jul-99           5.69              5.83
                   Jul-99           5.55              5.67
                   Jul-99           5.69              5.84
                   Jul-99           5.79               5.9
                   Aug-99           5.91              6.04
                   Aug-99           5.86              5.98
                   Aug-99           5.77              5.88
                   Aug-99           5.77              5.86
                   Sep-99           5.77              5.89
                   Sep-99           5.78               5.9
                   Sep-99           5.75              5.87
                   Sep-99           5.66              5.77
                   Oct-99           5.86              5.97
                   Oct-99           5.95              6.03
                   Oct-99           5.97              6.07
                   Oct-99            6.1              6.19
                   Oct-99           5.95              6.02
                   Nov-99           5.86              5.93
                   Nov-99           5.86              5.93
                   Nov-99           5.99              6.06
                   Nov-99           6.05              6.12
                   Dec-99           6.07              6.16
                   Dec-99           5.98              6.07
                   Dec-99           6.19              6.28
                   Dec-99           6.31              6.41
                   Dec-99           6.34              6.44
                   Jan-00           6.41              6.52
                   Jan-00           6.58              6.68
                   Jan-00           6.63              6.77
                   Jan-00           6.66              6.66
                   Feb-00           6.65              6.55
                   Feb-00            6.7               6.6
                   Feb-00           6.68              6.49
                   Feb-00           6.47              6.33
                   Mar-00           6.59              6.39
                   Mar-00            6.6              6.38
                   Mar-00           6.45              6.19
                   Mar-00            6.5              6.19
                   Mar-00           6.31                 6
                   Apr-00           6.18              5.58
                   Apr-00           6.11              5.58
                   Apr-00           6.24              5.99
                   Apr-00           6.54              6.21
                   May-00           6.76              6.51
                   May-00           6.77              6.51
                   May-00            6.7              6.49
                   May-00           6.57              6.33
                   Jun-00           6.37              6.15
                   Jun-00           6.36              6.13
                   Jun-00           6.18              5.97
                   Jun-00           6.37              6.19
                   Jun-00           6.19              6.03
                   Jul-00            6.1                 6
                   Jul-00           6.24               6.1
                   Jul-00           6.13                 6
                   Jul-00           6.14              6.03
                   Aug-00           6.01               5.9
                   Aug-00           6.06              5.79
                   Aug-00           6.08              5.77
                   Aug-00           6.01              5.73
                   Sep-00            5.9              5.68
                   Sep-00           5.93              5.74
                   Sep-00           5.91              5.84
                   Sep-00           5.93              5.85
                   Sep-00           5.85               5.8
                   Oct-00            5.9              5.81
                   Oct-00           5.72              5.72
                   Oct-00           5.67              5.63
                   Oct-00           5.79              5.71
                   Nov-00           5.86              5.83
                   Nov-00           5.73              5.78
                   Nov-00           5.68               5.7
                   Nov-00           5.61              5.62
                   Dec-00           5.45               5.5
                   Dec-00           5.26               5.3
                   Dec-00           5.14              5.18
                   Dec-00            4.9              5.01
                   Dec-00           4.98              5.11
                   Jan-01           4.66              4.93
                   Jan-01           4.95              5.25
                   Jan-01           4.81              5.17
                   Jan-01           4.91              5.27
                   Feb-01           4.84              5.15
                   Feb-01           4.82              5.03
                   Feb-01            4.9              5.11
                   Feb-01           4.84               5.1
                   Mar-01           4.72              4.95
                   Mar-01           4.71              4.93
                   Mar-01           4.49              4.77
                   Mar-01            4.5              4.82
                   Mar-01           4.56              4.92
                   Apr-01           4.48              4.89
                   Apr-01           4.76              5.16
                   Apr-01           4.81              5.29
                   Apr-01           4.86              5.33
                   Apr-01           4.89              5.34

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down. Other factors being equal, low interest rates are positive for stock investors because low borrowing costs can help boost corporate earnings.

Data source: Bloomberg L.P.

SCHWAB

ANALYTICS FUND(R)

                              [PHOTO OF GERI HOM]

"A focus on value stocks, which tended to fare better than growth stocks, was not enough to keep the fund from lagging its benchmark index, the S&P 500."

      Portfolio Manager
      Geri Hom

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

PRAVEEN GOTTIPALLI is responsible for the day-to-day management of the fund. Since 1994, he has been Director of Investment for Symphony Asset Management, Inc., the fund's subadviser. Prior to joining Symphony, he worked for nine years developing quantitative strategies.

                        TICKER SYMBOL            SWANX
              ----------------------------------------------
                            INVESTMENT STYLE 1
                                       VALUE   BLEND  GROWTH

              MARKET CAP 1

                LARGE                   [ ]     [X]     [ ]

                MEDIUM                  [ ]     [ ]     [ ]

                SMALL                   [ ]     [ ]     [ ]

This fund could be appropriate for long-term investors seeking a quantitative approach designed to outperform the S&P 500(R) Index.
--------------------------------------------------------------------------------

THE FUND SEEKS LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

SEVERE VOLATILITY WAS THE MAIN STORY DURING THE REPORT PERIOD, AS EQUITY MARKETS FELL DRAMATICALLY. The first quarter of 2001 was the worst for the Dow Jones Industrial Average since 1960 and the worst ever for the Nasdaq, which fell 26%. All major stock indices were off more than 20% from their highs of March 2000. Contributing factors include fallout from the Fed's interest rate increases in early 2000, investor concerns over high stock valuations and lower-than-expected earnings from many corporations.

THE FUND'S MAIN CHALLENGE DURING THE REPORT PERIOD WAS STOCK SELECTION IN THE TECHNOLOGY SECTOR. The fund's selection process favors stocks with positive earnings growth, upward earnings revisions from analysts and reasonable valuations -- requirements that very few tech stocks met during the period. These criteria led the fund to focus on value stocks at a time when growth stocks were falling out of favor with analysts and investors. However, the fund continued to hold core tech stocks such as Intel and Cisco, which fell substantially.

STOCKS RALLIED AGAIN IN APRIL, WITH THE S&P 500 UP 7.8%, ITS BEST MONTH IN OVER A YEAR. A major factor appears to have been the Fed's series of interest rate cuts that began in January of 2001.


1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

SCHWAB ANALYTICS FUND(R)

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/01

This chart compares performance of the fund with the S&P 500(R) Index and the Morningstar Large-Cap Fund category.

                         [AVERAGE ANNUAL TOTAL RETURNS]

                                            TOTAL RETURN
                            6 MONTHS 3         1 YEAR         SINCE INCEPTION:
                                                                   7/1/96
Fund 1                       (13.23%)         (18.25%)              16.02%

S&P 500 Index                (12.07%)         (12.97%)              15.44%

Peer Group Average 2         (11.69%)         (10.74%)                 --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the S&P 500 Index.

                [PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

                                    SWANX       S&P 500 Index
                   6/30/96          10000           10000
                   7/31/96           9690            9558
                   8/31/96           9880            9760
                   9/30/96          10620           10308
                  10/31/96          11010           10593
                  11/30/96          11640           11393
                  12/31/96          11368           11168
                   1/31/97          11959           11865
                   2/28/97          11908           11958
                   3/31/97          11287           11468
                   4/30/97          12081           12152
                   5/31/97          12722           12890
                   6/30/97          13272           13468
                   7/31/97          14462           14539
                   8/31/97          13821           13724
                   9/30/97          14646           14475
                  10/31/97          13964           13992
                  11/30/97          14676           14640
                  12/31/97          14963           14891
                   1/31/98          15054           15057
                   2/28/98          16155           16142
                   3/31/98          16801           16969
                   4/30/98          16949           17140
                   5/31/98          16620           16845
                   6/30/98          17448           17529
                   7/31/98          17198           17343
                   8/31/98          14555           14839
                   9/30/98          15565           15790
                  10/31/98          16529           17074
                  11/30/98          17561           18109
                  12/31/98          19158           19152
                   1/31/99          20138           19952
                   2/28/99          19134           19332
                   3/31/99          19961           20105
                   4/30/99          20882           20883
                   5/31/99          20493           20390
                   6/30/99          21910           21522
                   7/31/99          21189           20850
                   8/31/99          21154           20746
                   9/30/99          20658           20177
                  10/31/99          22347           21455
                  11/30/99          22808           21891
                  12/31/99          24474           23180
                   1/31/00          23416           22017
                   2/29/00          24296           21600
                   3/31/00          26222           23712
                   4/30/00          25087           22998
                   5/31/00          24232           22527
                   6/30/00          24844           23083
                   7/31/00          24309           22723
                   8/31/00          25839           24135
                   9/30/00          24117           22860
                  10/31/00          23633           22764
                  11/30/00          22000           20971
                  12/31/00          22589           21073
                   1/31/01          22575           21821
                   2/28/01          20549           19831
                   3/31/01          19250           18574
                   4/30/01          20507           20017

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

 1   Fund returns reflect expense reductions by the fund's investment adviser
     (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 2 Source: Morningstar, Inc. As of 4/30/01, the total number of funds in the Large-Cap Fund Category for the 6-month and one-year periods was 2,911 and 2,602, respectively.

 3   Not annualized.

FUND FACTS

TOP TEN HOLDINGS  1  AS OF 4/30/01
1  CITIGROUP, INC.                                                         4.4%
2  GENERAL ELECTRIC CO.                                                    4.1%
3  MICROSOFT CORP.                                                         3.5%
4  MERCK & CO., INC.                                                       3.1%
5  EXXON MOBIL CORP.                                                       3.1%
6  AMERICAN INTERNATIONAL GROUP, INC.                                      3.1%
7  JOHNSON & JOHNSON                                                       2.8%
8  WAL-MART STORES, INC.                                                   2.3%
9  PROVIDENT INSTITUTIONAL TEMPFUND                                        2.1%
10 FANNIE MAE                                                              1.9%
--------------------------------------------------------------------------------
 TOTAL PERCENTAGE OF INVESTMENTS                                          30.4%

STATISTICS as of 4/30/01

                                                                      PEER GROUP
                                                  FUND                AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                                  107                    141
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                       $52,276                $44,024
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                         26.6                   30.0
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                              6.1                    6.4
--------------------------------------------------------------------------------
12-Month Yield                                     0.46%                  0.44%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              57% 3                 109%
--------------------------------------------------------------------------------
Three-Year Beta                                    1.02                   0.96
--------------------------------------------------------------------------------

EXPENSE RATIO as of 4/30/01

                           [EXPENSE RATIO BAR CHART]

                   FUND                           0.75% 4
                   PEER GROUP AVERAGE             1.35% 2

INDUSTRY WEIGHTINGS as of 4/30/01

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN SCHWAB ANALYTICS FUND(R)
--------------------------------------------------------------------------------
                        [INDUSTRY WEIGHTINGS PIE GRAPH]

                                        1  12.6% Miscellaneous Finance
                                        2  11.1% Healthcare/Drugs & Medicine
                                        3  11.1% Business Machines & Software
                                        4   6.2% Banks
                                        5   6.1% Insurance
                                        6   5.9% Retail
                                        7   5.9% Oil: International
                                        8   4.8% Electronics
                                        9   4.8% Aerospace/Defense
                                       10  31.5% Other



 1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.
 2 Source: Morningstar, Inc. As of 4/30/01, there were 2,911 funds in the Large-Cap Fund category.
 3  Not annualized.
 4 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses).

SCHWAB ANALYTICS FUND(R) -- FINANCIALS
================================================================================

FINANCIAL TABLES
These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                     11/1/00-   11/1/99-   11/1/98-   11/1/97-   11/1/96-   7/1/96 1-
                                                      4/30/01   10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
PER-SHARE DATA ($)
=======================================================================================================================
Net asset value at beginning of period                 18.53      18.91      14.57      13.72      11.01      10.00
                                                     ------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                               0.04       0.05       0.06       0.10       0.13       0.05
    Net realized and unrealized gains or losses        (2.38)      1.08       4.94       2.20       2.79       0.96
                                                     ------------------------------------------------------------------
    Total income or loss from investment operations    (2.34)      1.13       5.00       2.30       2.92       1.01
Less distributions:
    Dividends from net investment income               (0.07)     (0.04)     (0.09)     (0.12)     (0.08)        --
    Distributions from net realized gains              (1.44)     (1.47)     (0.57)     (1.33)     (0.13)        --
                                                     ------------------------------------------------------------------
    Total distributions                                (1.51)     (1.51)     (0.66)     (1.45)     (0.21)        --
                                                     ------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                       14.68      18.53      18.91      14.57      13.72      11.01
                                                     ==================================================================
Total return (%)                                      (13.23) 2    5.75      35.20      18.37      26.83      10.10 2

RATIOS/SUPPLEMENTAL DATA (%)
=======================================================================================================================
Ratio of net operating expenses to average
  net assets                                            0.75 3     0.75 4     0.75       0.75       0.74       0.75 3
Expense reductions reflected in above ratio             0.12 3     0.11       0.18       0.37       0.41       0.76 3
Ratio of net investment income to average
  net assets                                            0.57 3     0.29       0.34       0.70       1.04       1.41 3
Portfolio turnover rate                                   57         96         99        115        120         33
Net assets, end of period ($ x 1,000,000)                265        342        289        192        150         98

 1   Commencement of operations.
 2   Not annualized.
 3   Annualized.
 4 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.


  8       SEE THE FINANCIAL NOTES, WHICH
======    ARE INTEGRAL TO THIS INFORMATION.

PORTFOLIO HOLDINGS
As of April 30, 2001; unaudited.


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

   1 Top ten holding
   + New holding (since 10/31/00)
   o Non-income producing security
   * American Depositary Receipt

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

      97.9%    COMMON STOCK
               Market Value: $257,037
               Cost: $218,304

       2.1%    OTHER INVESTMENT COMPANIES
               Market Value: $5,406
               Cost: $5,406

     ====================================

     100.0%    TOTAL INVESTMENTS
               Market Value: $262,443
               Cost: $223,710

COMMON STOCK 97.9% OF INVESTMENTS
================================================================================

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     AEROSPACE / DEFENSE  4.8%
     --------------------------------------------------------------------------
     Boeing Co.    64,900                                                 4,011
     General Dynamics Corp.    63,300                                     4,879
     United Technologies Corp.    48,000                                  3,748
                                                                     ----------
                                                                         12,638

     BANKS  6.2%
     --------------------------------------------------------------------------
     BancWest Corp.    87,400                                             2,181
     City National Corp.    105,400                                       4,074
  +  Golden West Financial Corp.    29,900                                1,755
     J.P. Morgan Chase & Co.    74,370                                    3,568
     PNC Financial Services Group    36,300                               2,362
  +  State Street Corp.    22,100                                         2,294
                                                                     ----------
                                                                         16,234

     BUSINESS MACHINES & SOFTWARE  11.1%
     --------------------------------------------------------------------------
 o+  Apple Computer, Inc.    27,800                                         709
 o+  Check Point Software Technologies, Inc.   29,800                     1,869
  o  Cisco Systems, Inc.    151,800                                       2,578
 o+  Dell Computer Corp.    93,400                                        2,451
 o+  EMC Corp.    56,000                                                  2,218
     International Business Machines Corp.    38,400                      4,421
  o  Microchip Technology, Inc.    28,250                                   817
 o3  Microsoft Corp.    136,000                                           9,214
  o  Oracle Corp.    157,000                                              2,537
  o  Sun Microsystems, Inc.    137,700                                    2,357
                                                                     ----------
                                                                         29,171

     BUSINESS SERVICES  0.5%
     --------------------------------------------------------------------------
  +  Tyco International Ltd.    25,000                                    1,334

     CHEMICAL  1.1%
     --------------------------------------------------------------------------
  +  Dow Chemical Co.    22,500                                             753
  +  E.I. du Pont de Nemours & Co.    19,100                                863
     Eastman Chemical Co.    25,000                                       1,331
                                                                     ----------
                                                                          2,947

     CONSUMER: NONDURABLE  1.1%
     --------------------------------------------------------------------------
 o+  Cytyc Corp.    62,200                                                1,465
     Darden Restaurants, Inc.    23,500                                     642
  +  Ruby Tuesday, Inc.    46,200                                           880
                                                                     ----------
                                                                          2,987

     ELECTRONICS  4.8%
     --------------------------------------------------------------------------
  o  Adelphia Communications Corp., Class A      18,000                     654
 o+  Advanced Micro Devices, Inc.    27,600                                 856
  o  Analog Devices, Inc.    27,600                                       1,306
  o  Applied Materials, Inc.    18,000                                      983
 o+  CIENA Corp.    14,000                                                  771
     Intel Corp.    123,800                                               3,827
  +  Linear Technology Corp.    23,600                                    1,134
  o  Tektronix, Inc.    56,100                                            1,358
  o  Vishay Intertechnology, Inc.    73,000                               1,821
                                                                     ----------
                                                                         12,710

                                       SEE THE FINANCIAL NOTES, WHICH        9
                                       ARE INTEGRAL TO THIS INFORMATION.   =====

SCHWAB ANALYTICS FUND(R) -- FINANCIALS
================================================================================

PORTFOLIO HOLDINGS Continued
As of April 30, 2001; unaudited.

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     ENERGY: RAW MATERIALS  4.4%
     --------------------------------------------------------------------------
     Apache Corp.    17,000                                               1,087
     Ensco International, Inc.    80,000                                  3,112
 o+  Global Marine, Inc.    30,000                                          862
 o+  Nabors Industries, Inc.    25,500                                    1,520
     Occidental Petroleum Corp.    105,800                                3,187
  +  Tidewater, Inc.    38,900                                            1,823
                                                                     ----------
                                                                         11,591

     FOOD & AGRICULTURE  1.4%
     --------------------------------------------------------------------------
  +  Coca-Cola Co.    26,800                                              1,238
     General Mills, Inc.    45,000                                        1,773
  +  Sysco Corp.    26,700                                                  751
                                                                     ----------
                                                                          3,762

     HEALTHCARE / DRUGS & MEDICINE  11.1%
     --------------------------------------------------------------------------
     Allergan, Inc.    26,600                                             2,022
  o  Amgen, Inc.    24,100                                                1,473
     Baxter International, Inc.    38,500                                 3,509
     Bristol-Myers Squibb Co.    68,100                                   3,814
 o+  Forest Laboratories, Inc., Class A    22,200                         1,358
  7  Johnson & Johnson    76,000                                          7,332
  4  Merck & Co., Inc.    108,400                                         8,235
 o+  Tenet Healthcare Corp.    32,700                                     1,460
                                                                     ----------
                                                                         29,203

     HOUSEHOLD PRODUCTS  1.7%
     --------------------------------------------------------------------------
     Colgate-Palmolive Co.    46,100                                      2,575
  +  Procter & Gamble Co.    29,700                                       1,783
                                                                     ----------
                                                                          4,358

     INSURANCE  6.1%
     --------------------------------------------------------------------------
  6  American International Group, Inc.   98,900                          8,090
  +  CIGNA Corp.    19,900                                                2,123
  +  Everest Re Group Ltd.    22,200                                      1,417
  +  John Hancock Financial Services    69,100                            2,567
  +  Lincoln National Corp.    24,000                                     1,108
     Metlife, Inc.    21,200                                                615
                                                                     ----------
                                                                         15,920

     MEDIA  3.9%
     --------------------------------------------------------------------------
 o+  AOL Time Warner, Inc.    90,700                                      4,580
 o+  Comcast Corp., Special Class A    33,200                             1,458
     McGraw-Hill Cos., Inc.    38,800                                     2,513
     The Walt Disney Co.    22,900                                          693
     Washington Post Co., Class B    1,700                                  988
                                                                     ----------
                                                                         10,232

     MISCELLANEOUS  1.3%
     --------------------------------------------------------------------------
 o+  Amdocs Ltd.    34,600                                                2,038
 o+  Rudolph Technologies, Inc.    28,400                                 1,366
                                                                     ----------
                                                                          3,404

     MISCELLANEOUS FINANCE  12.6%
     --------------------------------------------------------------------------
  1  Citigroup, Inc.    235,733                                          11,586
 10  Fannie Mae    63,400                                                 5,088
     Freddie Mac    51,900                                                3,415
  +  Goldman Sachs Group, Inc.    19,300                                  1,758
  +  Household International, Inc.    16,500                              1,056
  +  Lehman Brothers Holdings, Inc.    48,500                             3,528
  +  Morgan Stanley Dean Witter & Co.    38,000                           2,386
  +  USA Education, Inc.    25,500                                        1,813
  +  Washington Mutual, Inc.    47,300                                    2,362
                                                                     ----------
                                                                         32,992

     NON-FERROUS METALS  0.7%
     --------------------------------------------------------------------------
     Alcoa, Inc.    43,300                                                1,793

     OIL: DOMESTIC  1.1%
     --------------------------------------------------------------------------
 o+  Patterson Energy, Inc.    14,700                                       507
 o+  Pride International, Inc.    29,200                                    778
     Unocal Corp.    42,300                                               1,614
                                                                     ----------
                                                                          2,899

     OIL: INTERNATIONAL  5.9%
     --------------------------------------------------------------------------
     Chevron Corp.    28,100                                              2,713
  5  Exxon Mobil Corp.    92,400                                          8,187
  *  Royal Dutch Petroleum Co.    46,100                                  2,744
     Texaco, Inc.    24,100                                               1,742
                                                                     ----------
                                                                         15,386

     PRODUCER GOODS & MANUFACTURING  4.5%
     --------------------------------------------------------------------------
  2  General Electric Co.    223,000                                     10,822
  o  Lattice Semiconductor Corp.    38,900                                  958
                                                                     ----------
                                                                         11,780

  10    SEE THE FINANCIAL NOTES, WHICH
======  ARE INTEGRAL TO THIS INFORMATION.

                                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     RETAIL  5.9%
     --------------------------------------------------------------------------
 o+  Best Buy Co., Inc.    23,000                                         1,266
 o+  Federated Department Stores, Inc.    47,600                          2,046
  +  The Gap, Inc.    51,200                                              1,419
  o  Safeway, Inc.    42,500                                              2,308
  +  Target Corp.    66,000                                               2,538
  8  Wal-Mart Stores, Inc.    116,900                                     6,048
                                                                     ----------
                                                                         15,625

     TELEPHONE  3.9%
     --------------------------------------------------------------------------
     AT&T Corp.    106,200                                                2,366
     BellSouth Corp.    61,000                                            2,560
  o  Broadwing, Inc.    65,400                                            1,622
 o+  Qwest Communications International, Inc.    15,400                     630
  +  SBC Communications, Inc.    73,200                                   3,020
                                                                     ----------
                                                                         10,198

     UTILITIES: ELECTRIC & GAS  3.8%
     --------------------------------------------------------------------------
  +  CMS Energy Corp.    50,000                                           1,565
 o+  Mirant Corp.    28,190                                               1,150
 o+  Orion Power Holdings, Inc.    20,200                                   650
     Public Service Enterprise Group, Inc.    51,300                      2,382
     Reliant Energy, Inc.    33,800                                       1,675
  +  Southern Co.    70,900                                               1,658
  +  Williams Cos., Inc.    18,800                                          793
                                                                     ----------
                                                                          9,873

     Other Investment Companies 2.1% of investments

  9  Provident Institutional
     TempFund    5,405,699                                                5,406

     ==========================================================================
     END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                       SEE THE FINANCIAL NOTES, WHICH       11
                                       ARE INTEGRAL TO THIS INFORMATION.  ======

SCHWAB ANALYTICS FUND(R) -- FINANCIALS
================================================================================
Statement of
ASSETS AND LIABILITIES
As of April 30, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
================================================================================
Investments, at market value                                           $262,443 a
Receivables:
   Fund shares sold                                                         123
   Interest                                                                  26
   Dividends                                                                165
   Investments sold                                                       2,635
Prepaid expenses                                                   +          8
                                                                   -------------
TOTAL ASSETS                                                            265,400

LIABILITIES
================================================================================
Payables:
   Fund shares redeemed                                                     192
   Interest expense                                                           2
   Investment adviser and administrator fees                                 12
   Transfer agent and shareholder service fees                                7
Accrued expenses                                                   +         15
                                                                   -------------
TOTAL LIABILITIES                                                           228

NET ASSETS
================================================================================
TOTAL ASSETS                                                            265,400
TOTAL LIABILITIES                                                  -        228
                                                                   -------------
NET ASSETS                                                             $265,172

NET ASSETS BY SOURCE

Capital received from investors                                         243,450
Net investment income not yet distributed                                   399
Net realized capital losses                                             (17,410)
Net unrealized capital gains                                             38,733

a The fund paid $223,710 for these securities. Not counting short-term obligations and government securities, the fund paid $167,124 for securities during the report period and received $197,501 from securities it sold or that matured.

NET ASSET VALUE (NAV)

                  SHARES
NET ASSETS    /   OUTSTANDING   =    NAV
$265,172          18,061             $14.68

FEDERAL TAX DATA
-------------------------------------------------
COST BASIS OF PORTFOLIO                 $225,296
NET UNREALIZED GAINS AND LOSSES:        $ 46,871
Gains                               +     (9,724)
Losses                              -------------
                                        $ 37,147


  12    SEE THE FINANCIAL NOTES, WHICH
======  ARE INTEGRAL TO THIS INFORMATION.

================================================================================
Statement of
OPERATIONS
For November 1, 2000 through April 30, 2001; unaudited. All numbers x 1,000.

INVESTMENT INCOME
================================================================================
Dividends                                                                $1,736
Interest                                                           +        223
                                                                   -------------
TOTAL INVESTMENT INCOME                                                   1,959

NET REALIZED GAINS AND LOSSES
================================================================================
Net realized losses on investments sold                                 (16,303)

NET UNREALIZED GAINS AND LOSSES
================================================================================
Net unrealized losses on investments                                    (30,235)

EXPENSES
================================================================================
Investment adviser and administrator fees                                   800 a
Transfer agent and shareholder service fees                                 371 b
Trustees' fees                                                                4 c
Custodian fees                                                               21
Portfolio accounting fees                                                    20
Professional fees                                                            12
Registration fees                                                            19
Shareholder reports                                                          39
Interest expense                                                              2
Other expenses                                                     +          5
                                                                   -------------
Total expenses                                                            1,293
Expense reduction                                                  -        179 d
                                                                   -------------
NET EXPENSES                                                              1,114

DECREASE IN NET ASSETS FROM OPERATIONS
================================================================================
TOTAL INVESTMENT INCOME                                                   1,959
NET EXPENSES                                                       -      1,114
                                                                   -------------
NET INVESTMENT INCOME                                                       845
NET REALIZED LOSSES                                                     (16,303) e
NET UNREALIZED LOSSES                                              +    (30,235) e
                                                                   -------------
DECREASE IN NET ASSETS FROM OPERATIONS                                 ($45,693)

a. Calculated as a percentage of average daily net assets: 0.54% of the first $500 million and 0.49% of assets beyond that.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least February 28, 2002, to 0.75% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e. These add up to a net loss on investments of $46,538.


                                       SEE THE FINANCIAL NOTES, WHICH       13
                                       ARE INTEGRAL TO THIS INFORMATION.  ======

SCHWAB ANALYTICS FUND(R) -- FINANCIALS
================================================================================

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/00-4/30/01 are unaudited.

OPERATIONS
================================================================================

                                            11/1/00-4/30/01    11/1/99-10/31/00
Net investment income                                  $845              $1,047
Net realized gains or losses                        (16,303)             25,401
Net unrealized losses                          +    (30,235)             (9,982)
                                               ---------------------------------
INCREASE OR DECREASE IN
NET ASSETS FROM OPERATIONS                          (45,693)             16,466

DISTRIBUTIONS PAID
================================================================================
Dividends from net investment income                  1,360                 763
Distributions from net realized gains          +     26,202              25,635
                                               ---------------------------------
TOTAL DISTRIBUTIONS PAID                            $27,562             $26,398

TRANSACTIONS IN FUND SHARES
================================================================================

                                     11/1/00-4/30/01         11/1/99-10/31/00
                                  QUANTITY        VALUE   QUANTITY        VALUE
Shares sold                          1,478      $23,683      8,703     $168,592
Shares reinvested                    1,609       25,585      1,300       24,672
Shares redeemed                 +   (3,485)     (52,810)    (6,807)    (130,018)
--------------------------------------------------------------------------------
NET INCREASE OR DECREASE              (398)     ($3,542)     3,196      $63,246

SHARES OUTSTANDING AND NET ASSETS
================================================================================

                                      11/1/00-4/30/01         11/1/99-10/31/00
                                    SHARES   NET ASSETS     SHARES   NET ASSETS
Beginning of period                 18,459     $341,969     15,263     $288,655
Total increase
or decrease                     +     (398)     (76,797)     3,196       53,314 a
--------------------------------------------------------------------------------
END OF PERIOD                       18,061     $265,172     18,459     $341,969 b



a. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

b. Includes net investment income not yet distributed in the amount of $399 and $914 at the end of the current period and the prior period, respectively.


  14    SEE THE FINANCIAL NOTES, WHICH
======  ARE INTEGRAL TO THIS INFORMATION.

FINANCIAL NOTES
================================================================================
FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------
This list shows all of the funds included in Schwab Capital Trust. The fund discussed in this report is highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993
 Schwab S&P 500 Fund
 Schwab Small-Cap Index Fund(R)
 Schwab Total Stock Market Index Fund(R)
 Schwab International Index Fund(R)
 Schwab Analytics Fund(R)
 Schwab MarketTrack All Equity Portfolio
 Schwab MarketTrack Growth Portfolio
 Schwab MarketTrack Balanced Portfolio
 Schwab MarketTrack Conservative Portfolio
 Schwab MarketManager Growth Portfolio
 Schwab MarketManager Balanced Portfolio
 Schwab MarketManager Small Cap Portfolio
 Schwab MarketManager International Portfolio
 Communications Focus Fund
 Financial Services Focus Fund
 Health Care Focus Fund
 Technology Focus Fund
 Institutional Select S&P 500 Fund
 Institutional Select Large-Cap Value Index Fund
 Institutional Select Small-Cap Value Index Fund


                                                                            15
                                                                            ==

FINANCIAL NOTES
================================================================================
FUND OPERATIONS

Most of the fund's investments are described earlier in this report. However, there are certain other investments and policies that may affect the fund's financials. The most significant of these are described below. Other policies concerning the fund's business operations also are described here.

THE FUND PAYS DIVIDENDS from net investment income and makes distributions from net capital gains once a year.

THE FUND MAY INVEST IN FUTURES CONTRACTS TO PARTICIPATE IN THE RETURN OF AN INDEX. Futures contracts involve certain risks because they can be sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUND MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

Among the terms of the fund's repurchase agreements is that they be fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

THE FUND MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUND NEGOTIATED FEES. The fund receives cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUND MAY BORROW MONEY FROM BANKS. The fund may obtain temporary bank loans through its trust, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has line of credit arrangements with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. As of the end of the report period, there were no borrowings outstanding.


  16
  ==

THE FUND PAYS FEES FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund limiting certain expenses. The rates and limitations for these fees are described in the fund's Statement of Operations.

The adviser pays Symphony Asset Management, Inc. an annual fee for serving as the fund's subadviser. This fee is calculated as a percentage of average daily net assets: 0.20% of the first $300 million, 0.15% of the next $500 million and 0.10% of assets beyond that.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER AND/OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay the independent trustees, as noted in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, the fund may own shares of The Charles Schwab Corporation if that company is selected by its investment process.

The fund may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.


                                                                            17
                                                                          ======

FINANCIAL NOTES
===============================================================================
ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES THE SECURITIES IN ITS PORTFOLIO EVERY BUSINESS DAY. The fund uses the following policies to value various types of securities:

  EXCHANGE-TRADED SECURITIES: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

  SECURITIES TRADED OVER-THE-COUNTER: same as exchange-traded securities.

  SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

  FUTURES: open contracts are valued at their settlement prices as of the close of their exchanges. When the fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

  SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also keeps certain assets in segregated accounts, as may be required by securities law.

A REVISED AICPA AUDIT AND ACCOUNTING GUIDE, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. The fund expects that the impact of the adoption of these principles will not be material to the financial statements.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.


  18
======

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

               [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

               [GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE]

                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

1 Top ten holding -- shows a fund's ten largest positions, as measured by market value.

+  New holding -- a security the fund added during the report period.

o Non-income producing security -- this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

> Global Depositary Receipt (GDR) -- a security issued in one country that represents a stock issued in another country.

* American Depositary Receipt (ADR) -- a type of GDR that is traded in the United States and priced in U.S. dollars.

= Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

@ Issuer is affiliated with the fund's adviser -- indicates a security issued by the company that manages the fund, or an affiliate of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

               [GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE]

                                                 Table is for illustration only.

For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into sub-groups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.


                                               Table is for illustration only.

HOW TO READ THIS REPORT Continued

        [GRAPHIC OF SAMPLE OF STATEMENT OF ASSETS AND LIABILITIES TABLE]

                                                 Table is for illustration only.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).


                  [GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]

                                                 Table is for illustration only.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

              [GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]

                                                 Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

        [GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS TABLE]

                                                 Table is for illustration only.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION  See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK  A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1

www.schwab.com

SCHWAB BY PHONE(TM)

Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 800-272-4922.

MAIL

Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

THE SCHWABFUNDS(R) FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
       Communications Focus Fund
       Financial Services Focus Fund
       Health Care Focus Fund
       Technology Focus Fund
Schwab Market Manager Portfolios(R)
       Small Cap Portfolio
       International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
       All Equity Portfolio
       Growth Portfolio
       Balanced Portfolio
       Conservative Portfolio
Schwab MarketManager Portfolios
       Growth Portfolio
       Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

1   Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.
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[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120 - 7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2001 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. REG13561-03 (6/01)